UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

ALLEGION PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-35971	98-1108930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block D Iveagh Court Harcourt Road Dublin 2 Ireland	D02 VH94
(Address of Principal Executive Offices)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 1⁄2	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2024, the Board of Directors (the “Board”) of Allegion plc (the “Company”) increased the size of the Board to nine (9) directors and appointed Gregg C. Sengstack to the Board, each effective as of such date. Mr. Sengstack, age 66, currently serves as Executive Chairperson of Franklin Electric Co., Inc., a global manufacturer and distributor of water and fuel pumping systems, and prior to that, served as its Chief Executive Officer from 2014 to July 2024.

The Board has determined that Mr. Sengstack is an independent director under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines.

Mr. Sengstack will serve as a member of the Audit and Finance Committee, the Compensation and Human Capital Committee, and the Corporate Governance and Nominating Committee.

There are no arrangements or understandings between Mr. Sengstack and any other person pursuant to which he was selected and appointed as a director of the Company. There are no transactions in which Mr. Sengstack has a direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his service on the Board, Mr. Sengstack will be entitled to compensation under the Company’s non-employee director compensation program, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2024, as may be adjusted by the Board from time to time. Mr. Sengstack is also expected to enter into the Company’s standard Deed Poll Indemnity, the form of which is filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 21, 2024.

Item 7.01	Regulation FD.

A copy of the press release announcing the appointment of Mr. Sengstack to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Allegion plc dated December 4, 2024

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date: December 5, 2024	/s/ Jeffrey N. Braun
Jeffrey N. Braun Secretary